UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2025

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 27, 2025, we entered into Securities Purchase Agreement (the “SPA”) with Mast Hill Fund, L.P. (“Mast Hill”). Pursuant to the SPA, we sold Mast Hill (i) a $220,000 face value, one-year, 10% per annum Promissory Note (the “Note”) convertible into shares of our common stock at 85% of the lowest volume-weighted average price of our common stock during the ten trading days immediately preceding the respective conversion date, and (ii) a five-year warrant that is immediately exercisable entitling Mast Hill to acquire 1,000,000 shares of our common stock at $0.10 per share. If the market price of our common stock is greater than the exercise price, then Mast Hill may elect to receive warrant shares pursuant to a cashless exercise. Net proceeds after original discount of $22,000, fees and expenses, was $173,000.

Any principal or interest on this Note which is not paid when due shall bear interest at the rate of the lesser of (i) 16% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid.

The foregoing descriptions of the Mast Hill Securities Purchase Agreement, Promissory Note and Warrant are qualified in their entirety by reference to the full text of the Mast Hill Securities Purchase Agreement, Promissory Note and Warrant, a copy of each of which is attached hereto as Exhibit 10.1, 10.2, and 10.3 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 for discussion of the Warrant for Common Stock issued to Mast Hill.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 27, 2025, by and between Odyssey Health, Inc. and Mast Hill Fund, L.P.
10.2	Promissory Note issued to Mast Hill Fund, L.P. on August 27, 2025
10.3	Warrant issued to Mast Hill Fund, L.P. on August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: August 29, 2025	By:	/s/ Joseph Michael Redmond
Name: Joseph Michael Redmond Title: Chief Executive Officer

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